                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 17, 2002

                               IBM CREDIT CORPORATION
                 __________________________________________________
                 (Exact Name of Registrant as Specified in Charter)


                 Delaware                          1-8175
           22-2351962
          ____________________________  _____________  ___________________
          (State or Other Jurisdiction  Commission     (IRS Employer
           of Incorporation)            File Number)   Identification No.)

          North Castle Drive, MS NCA-306
                  Armonk, New York                        10504-1785
          __________________________________________   ___________
            (Address of Principal Executive Offices)   (Zip Code)

          Registrant's telephone number, including area code (914)765-1900


                                   Not Applicable

          _____________________________________________________________
          (Former Name or Former Address, if changed Since Last Report)


          Item 5.  Other Events

          The Registrant's press release dated July 17, 2002, regarding its financial results and selected balance sheet information as of and for the period ended June 30, 2002, is attached.





          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                               IBM CREDIT CORPORATION
                                                (Registrant)

                                                            By:





          __________________________
                                                    Name:  Paula L. Summa
          Date: July 17, 2002                            Title: Vice
          President,
          Finance, and Chief Financial
                 Officer and Director

          July 17, 2002, 6:00 pm EDST

                                             Contact:  J. Timothy Ohsann
                                                       IBM Global Financing
                                                       (914) 765-6647
                                                       ohsann@us.ibm.com


              IBM Credit Reports 2002 Second-Quarter Financial Results

          ARMONK, N.Y.,  July 17, 2002 . . . IBM Credit Corporation today reported second-quarter 2002 net earnings of $85.2 million, an 18 percent decrease over $103.5 million in the second quarter of

          2001.  The annualized return on average equity was 21.9 percent,

          compared with 22.4 percent in 2001.

               New customer financing originations* for acquisition of

          information technology products and services decreased 12 percent to $1.5 billion in the second quarter of 2002, compared with $1.7 billion for the same period in 2001. New commercial financing originations -- providing working capital for inventory, accounts receivable and acquisition financing --  decreased 7 percent to





          $2.5 billion, compared with $2.7 billion for the same 2001 period.

               At June 30, 2002, total assets were $14.0 billion, compared with $15.3 billion at December 31, 2001, a decrease of 8 percent.

          Retained earnings were $1.0 billion, compared with $1.1 billion at December 31, 2001, a decrease of 9 percent.

               Net earnings for the first half of 2002 were $166.1 million,

          a decrease of 20 percent,  compared with $207.5 million for the same period of 2001; customer financing originations* decreased by 9 percent to $2.9 billion, compared with $3.2 billion for the same period of 2001; and commercial financing originations decreased by 12 percent to $5.0 billion, compared with $5.7 billion for the same 2001 period.

               IBM Credit Corporation in the United States is part of the worldwide IBM Global Financing organization.  For more

          information, visit the IBM Global Financing home page at

          www.ibm.com/financing.

          Forward-Looking and Cautionary Statements

          Except for historical information and discussions contained herein, statements contained in this release may constitute

          "forward-looking statements" within the meaning of the Private

          Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange

          Commission.





          *New customer financing originations reflect assets either owned or managed by IBM Credit Corporation.


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